EXHIBIT 23.1










                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration on Form S-8 (Statement File No. 33-58860).




                                                           ARTHUR ANDERSEN LLP



Charlotte, North Carolina,
  September 26, 1997




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